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                                                                  EXHIBIT (j)(1)




                         CONSENT OF INDEPENDENT AUDITORS





The Board of Trustees and Shareholders of
ING GET Fund:


We consent to the reference to our firm under the heading, "Independent Auditors" in the statement of additional information.


                                          /s/ KPMG LLP


Boston, Massachusetts
May 28, 2002